Exhibit 10.2

                              ASSUMPTION AGREEMENT

                                                                   June 30, 2003

Omnicom Group Inc.
One East Weaver Street
Greenwich, Connecticut 06831
Attention: Eric Huttner

Citibank, N.A., as Agent
  for the Lenders party to the
  Credit Agreement referred to below
Two Penns Way
New Castle, Delaware 19720
Attention: Bank Loan Syndications

Ladies and Gentlemen:

      Reference is made to the 364-Day Credit Agreement dated as of November 14, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined) among Omnicom Finance Inc., Omnicom Capital Inc. and Omnicom Finance plc (the "Borrowers"), Omnicom Group Inc. (the "Guarantor"), the Lenders (as defined in the Credit Agreement), Salomon Smith Barney Inc., as lead arranger and book manager, and Citibank, N.A., as agent .

      FIFTH THIRD BANK (the "Assuming Lender") agrees as follows:

            1. The Assuming Lender proposes to become an Assuming Lender pursuant to Section 2.17 of the Credit Agreement and, in that connection, hereby agrees with the Agent and the Guarantor that it shall become a Lender for all purposes of the Credit Agreement on the Effective Date (as defined below). After giving effect to the Effective Date, the Assuming Lender's Commitment will be U.S.$15,000,000.

            2. The Assuming Lender (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (b) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (e) confirms that it is an Eligible Assignee; (f) specifies as its Applicable Lending Offices the offices set forth below its name on the signature page hereof; and (g) attaches any U.S. Internal Revenue Service forms or any certificates required to be provided by it under Section 2.13 of the Credit Agreement.

            3. Following the execution of this Assumption Agreement, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assumption Agreement (the "Effective Date") shall be June 30, 2003

            4. Upon satisfaction of the applicable conditions set forth in
      Section 2.17 and in Article III of the Credit Agreement and upon such acceptance and recording by the Agent, as of the


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      Effective Date, the Assuming Lender shall be a party to the Credit
      Agreement and have all of the rights and obligations of a Lender thereunder.

            5. This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            6. This Assumption Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assumption Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.

                                            Very truly yours,

                                            FIFTH THIRD BANK

                                            By /s/ Anne Pierson
                                               ---------------------------------
                                               Title: Corporate Banking Officer,
                                               Commercial Division

                                            Date: June 30, 2003

                                            Base Rate Lending Office:

                                            Fifth Third Center
                                            38 Fountain Square Plaza
                                            Cincinnati, OH  45202
                                            Eurodollar Lending Office

                                            Fifth Third Center
                                            38 Fountain Square Plaza
                                            Cincinnati, OH  45202

Accepted and Approved this
30 day of June, 2003

CITIBANK, N.A., as Agent

By /s/ Carolyn A. Kee
   ------------------------------
   Title: Managing Director

Approved this 30 day
of June, 2003

OMNICOM GROUP INC.

By /s/ Dennis E. Hewitt
   ------------------------------
   Title: Treasurer


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